UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2026

Maze Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42490	82-2635018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

171 Oyster Point Blvd., Suite 300
South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 850-5070

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.001 per share	MAZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 21, 2026, Maze Therapeutics, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Leerink Partners LLC as sole underwriter (the “Underwriter”), pursuant to which the Company agreed to issue and sell an aggregate of (a) 5,540,000 shares of its common stock (the “Shares”) and (b) pre-funded warrants to purchase 850,000 shares of its common stock (the “Pre-Funded Warrants”) to the Underwriter (the “Offering”). The Shares will be sold at the offering price of $23.50 per Share. The Pre-Funded Warrants will be sold at an offering price of $23.499 per Pre-Funded Warrant, which represents the per share offering price for the Shares less a $0.001 per share exercise price for each such Pre-Funded Warrant. The Company estimates that net proceeds from the Offering will be approximately $144.7 million, after deducting underwriting discounts and commissions and estimated offering expenses.

The Pre-Funded Warrants are exercisable at any time after the date of issuance. A holder of Pre-Funded Warrants may not exercise the Pre-Funded Warrant if the holder, together with its affiliates, would beneficially own more than 4.99% or 9.99%, at the election of the holder, of the number of shares of common stock outstanding immediately after giving effect to such exercise. A holder of Pre-Funded Warrants may increase or decrease this percentage, but not in excess of 19.99%, by providing at least 61 days’ prior notice to the Company.

The Company currently intends to use any net proceeds from the Offering primarily to advance research and development of the Company’s product candidates, including MZE829 for the treatment of APOL1-mediated kidney disease (“AMKD”) and MZE782 for the treatment of phenylketonuria (“PKU”) and chronic kidney disease (“CKD”), as well as for general corporate purposes. The Company expects that the net proceeds from the Offering, together with its current cash, cash equivalents and marketable securities, will fund operations into 2029 based on its current business plan.

The Underwriting Agreement contains customary representations, warranties, and agreements by the Company, conditions to closing, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is being made pursuant to the automatic shelf registration statement on Form S-3 (File No. 333-293206) that became automatically effective with the Securities and Exchange Commission (“SEC”) on February 4, 2026, and a related prospectus supplement.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement. A copy of the Underwriting Agreement is filed with this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference. The form of Pre-Funded Warrant is filed as Exhibit 4.1 to this Current Report on Form 8-K and the foregoing description of the terms of the Pre-Funded Warrants is qualified in its entirety by reference to such exhibit.

A copy of the opinion of Fenwick & West LLP, relating to the validity of the Shares and Pre-Funded Warrants in connection with the Offering, is filed with this Current Report on Form 8-K as Exhibit 5.1.

On April 21, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the current beliefs and expectations of management. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, without limitation, statements regarding the expected net proceeds of the Offering, the anticipated use of proceeds of the Offering, the timing of the closing of the Offering, statements concerning the Company’s future plans and prospects, any expectations regarding the safety or efficacy of MZE829, MZE782 and other candidates under development, the ability of MZE829 to treat AMKD or other indications, the ability of MZE782 to treat CKD, PKU or other indications, the planned timing of the Company’s clinical trials, data results and further development of MZE829, MZE782 and other therapeutics candidates, the ability to drive financial results and stockholder value, and the Company’s expected cash runway. In addition, when or if used in this Current Report on Form 8-K, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to the Company may identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Although the Company believes the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. Readers are cautioned that actual results, levels of activity, safety, performance or events and circumstances could differ materially from those expressed or implied in the Company’s forward-looking statements due to a variety of factors, including risks and uncertainties related to the Company’s ability to advance MZE829, MZE782 and its other therapeutic candidates, obtain regulatory approval of and ultimately commercialize the Company’s therapeutic candidates, the timing and results of preclinical studies and clinical trials, the Company’s ability to fund development activities and achieve development goals, its ability to protect its intellectual property, general business and economic conditions, and risks related to the impact on its business of macroeconomic conditions, including inflation, volatile interest rates, tariffs, instability in the global banking sector, and public health crises. Further information on potential risk factors that could affect the Company’s business and its financial results are detailed under the heading “Risk Factors” included in the documents the Company files from time to time with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement by and between Maze Therapeutics, Inc. and Leerink Partners LLC, dated April 21, 2026.

4.1	Form of Pre-Funded Warrant.

5.1	Opinion of Fenwick & West LLP.

23.1	Consent of Fenwick & West LLP (contained in Exhibit 5.1).

99.1	Press Release issued by the Company announcing the pricing of the Offering, dated April 21, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2026	By:	/s/ Courtney Phillips
Courtney Phillips General Counsel and Corporate Secretary